EXHIBIT 99.1

Golden Matrix Group Announces Reverse Stock Split and

Name Change to Meridian Holdings

Shares Expected to Begin Trading on a Split-Adjusted/Name Change Basis on

March 3, 2026

LAS VEGAS, NV – February 26, 2026 (NEWMEDIAWIRE) – Golden Matrix Group, Inc. (NASDAQ:GMGI) (“Golden Matrix,” “GMGI” or the “Company”), an international developer, licensor and global operator of online gaming and ecommerce platforms, systems and gaming content, today announced that the Company’s board of directors has approved a reverse stock split (the “Reverse Stock Split”) of its Common Stock, par value $0.00001 per share (“Common Stock”) at a ratio of 1-for-12 and a name change to Meridian Holdings Inc. The Reverse Stock Split is expected to raise the nominal price of GMGI shares to ensure compliance with the minimum bid requirements set forth in Nasdaq Listing Rule 5550(a)(2) and to help strengthen the Company’s capital markets positioning.

Rich Christensen, Chief Financial Officer of Golden Matrix Group, commented, “We believe that this Reverse Stock Split represents a strategic capital structure optimization that aligns GMGI with best practices for public companies as well as gaming industry standards. By consolidating our shares, we are bringing our capital structure in line with companies of our scale and revenue profile, while seeking to position GMGI to benefit from broader access to the capital markets, which our business fundamentals warrant. Furthermore, we expect that the Reverse Stock Split will address and satisfy the minimum bid requirements of Nasdaq, allowing our team to focus entirely on executing our growth strategy and delivering value to shareholders through our core gaming operations.”

The Reverse Stock Split, name change and related symbol change to “MRDN”, is expected to become effective at 12:01 AM ET on March 3, 2026 (the “Effective Time”). Shares of the Company’s Common Stock are expected to begin trading on a post-split, post-name change, basis on the Nasdaq Capital Market at the open of trading on March 3, 2026. Shares of the Common Stock are expected to trade under the ticker “MRDN” and the new CUSIP number will be 381098409.

Impact on Common Stock

As a result of the Reverse Stock Split, every twelve (12) shares of Common Stock outstanding and held of record by each stockholder of the Company as of the Effective Time will be reclassified into one (1) new share of Common Stock. The Reverse Stock Split will reduce the number of issued and outstanding shares of the Company’s Common Stock from 151,692,749 to 12,641,062 and the number of authorized shares of Common Stock from 300,000,000 shares to 25,000,000 shares. The Reverse Stock Split was approved by the Board of Directors of GMGI, without any required stockholder approval, pursuant to the Nevada Revised Statutes (NRS).

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The Company will file a Certificate of Change Pursuant to NRS 78.209 to implement the Reverse Stock Split and a Certificate of Amendment to implement the name change, each as of the Effective Time.

As a result of the Reverse Stock Split, proportionate adjustments will also be made to the number of shares of Common Stock underlying the Company’s outstanding equity awards and the number of shares issuable under the Company’s equity incentive plans and existing agreements, including warrants, as well as the exercise price and / or any strike price, as applicable.

The Reverse Stock Split has no effect on the par value of the Company’s Common Stock or authorized shares of any class of Common Stock. The Reverse Stock Split will affect all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity (and the proportional voting power will remain unchanged), except to the extent that the Reverse Stock Split results in some stockholders receiving cash in lieu of fractional shares. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, each holder of Common Stock will be entitled to receive a cash payment in lieu thereof at a price equal to the fraction of one share to which the stockholder would otherwise be entitled multiplied by the closing price per share of Common Stock on the Nasdaq on the trading day immediately prior to the Effective Time.

Shareholder Information and Transfer Agent Details

VStock Transfer LLC is acting as transfer and exchange agent for the Reverse Stock Split. Stockholders who own shares via a broker, bank, trust or other nominee organization will have their positions automatically adjusted to reflect the Reverse Stock Split, subject to such organization’s particular processes, and will not be required to take any action in connection with the Reverse Stock Split. Registered stockholders who hold book-entry shares of Common Stock will not be required to take any action in connection with the Reverse Stock Split and registered stockholders who hold certificated shares should contact Equiniti for instructions on how to receive post-Reverse Stock Split shares.

Additional information about the Reverse Stock Split can be found in the Company’s  Current Report on Form 8-K which GMGI plans to file with the Securities and Exchange Commission (the “SEC”) on March 3, 2026, which will be available on the SEC’s website, www.sec.gov, and on the “Investors” section of the Company’s website at https://goldenmatrix.com/investor.

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About Golden Matrix Group

Golden Matrix Group, based in Las Vegas, NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division develops and licenses proprietary gaming platforms to an extensive list of clients, while its B2C division operates RKings Competitions, a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The Company also owns and operates MEXPLAY, a regulated online casino in Mexico.

Meridianbet Group, founded in 2001 and acquired by Golden Matrix in 2024, is a leading online sports betting and gaming operator, licensed in multiple jurisdictions across Europe, Africa, and South America.

The companies’ sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the effect of the Reverse Stock Split, including the expected re-compliance with Nasdaq’s continued listing requirements thereafter, the amount, timing, and sources of funding for the Company’s repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, convertible securities and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly-filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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